UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 3, 2009

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14330	57-1003983
(Commission File Number)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300, Charlotte, North Carolina	28269
(Address of Principal Executive Offices)	(Zip Code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 3, 2009, Polymer Group, Inc. (the “Company”) announced that it intends, through its subsidiaries, to make market purchases of up to $70.0 million of its first lien term loan over the next two years. The Company’s secured credit facility consists of a $45.0 million revolving credit facility and a first lien term loan with an outstanding balance of $367.2 million as of September 27, 2008.

A copy of the Company’s press release announcing its intent to repurchase a portion of its outstanding bank debt is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits

	(d)	Exhibits

99.1		Press Release dated March 3, 2009 announcing intention to repurchase bank debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: March 4, 2009	By:	/s/ Robert J. Kocourek
Robert J. Kocourek
Chief Financial Officer